Exhibit 10.34




                        SECURITY DEPOSIT NO. 1 AGREEMENT

                              dated April 11, 2000



                                     between



                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  as Depositor

                                       and

                                  CITIBANK RT.
                         as Depositee and Security Agent

                                       and

               HUNGAROTEL TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG

                RABA-COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG

             PAPA ES TERSEGE TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG

                   KNC KELET-NOGRAD COM TAVKOZLESI KONCESSZIOS
                                RESZVENYTARSASAG



         Ormai es Tarsai
       CMS Cameron McKenna                           CMS Cameron McKenna
    Citibank Tower, 4th Floor                            Mitre House
           Bank Center                              160 Aldersgate Street
         Szabadsag ter 7                                   London
         H-1944 Budapest                                  EC1A 4DD
             Hungary                                       England
       Tel: +36 1 302 9302                          Tel: +44 171 367 3000
       Fax: +36 1 302 9300                          Fax: +44 171 367 2000


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                         HTCC TANACSADO RESZVENYTARSASAG

                                as Countersignors

THIS SECURITY DEPOSIT NO. 1 AGREEMENT (the "Agreement") is made on 11 April 2000

BETWEEN:

(1)      HUNGARIAN TELEPHONE AND CABLE CORP. as depositor (the "Depositor");

(2) CITIBANK RT. as depositee (the "Depositee"), acting on its own behalf and in its capacity as Security Agent (acting on behalf of each Finance Party);

AND IS COUNTERSIGNED BY:

(3)      HUNGAROTEL TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG as countersignor;

(4)      RABA-COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG as countersignor;

(5) PAPA ES TERSEGE TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG as countersignor;

(6) KELET-NOGRAD COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG as countersignor; and

(7)      HTCC TANACSADO RESZVENYTARSASAG RESZVENYTARSASAG as countersignor.

(the parties detailed at (3) to (7) inclusive above each a "Countersignor" and together, the "Countersignors")

(the parties detailed at (1) to (7) inclusive above each a "Contracting Party" and together, the "Contracting Parties").

The Depositee is acting on its own behalf and in its capacity as Security Agent (acting on behalf of each Finance Party) by way of a power of attorney, each substantially in the form set out in the Schedule 1 (Form of the power of attorney from each Finance Party to the Security Agent).

IT IS HEREBY AGREED as followed:


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1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Agreement:

         "Cancelled Shares" means the share certificates being serial numbers 0007013-0007412, 0008018-0010749, 0023769-0026396 and 0072109-0096108
         of the ordinary share capital of KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag.

         "Depositee's Declaration" means the written declaration made by the Depositee and delivered to the Depositor and to each of the Countersignors as required to terminate the Security Deposit and to delete the notation from the share registry of each of the Countersignors, substantially in the form set out in the Schedule 3 (Form of the Depositee's Declaration regarding the termination of the Security Deposit).

         "Deposit Period" means the period commencing on the date of this Agreement and terminating on the date on which the Secured Liabilities have been finally and duly paid, duly performed and/or duly discharged (as appropriate) in full.

         "Deposited Shares" means the registered shares of each of the Countersignors identified and listed in Schedule 2 (List of the Deposited Shares).

         "Dispute" shall have the meaning ascribed to it in Clause 18.3 (Arbitration).

         "Loan" means, at any time, the amount of principal outstanding under the Senior Secured Debt Facility Agreement at such time, which can be in the aggregate for an amount of up to one hundred and thirty million euros (EUR 130,000,000).

         "Material Adverse Effect" means the occurrence of any material adverse change in the value of the Deposited Shares and/or in the ability of the Depositee to enforce any or all of its rights arising under this Agreement.

         "Permitted Encumbrance" means any Encumbrance falling within the scope of paragraph (c) of Clause 21.3 (Negative pledge) of the Senior Secured Debt Facility Agreement.

         "Power of Attorney" means the power of attorney to be provided by the Depositor to the Depositee on the date of this Agreement and every twelve (12) months thereafter, substantially in the form set out in
         Schedule 5 (Form of the Power of Attorney from a Depositor to the Depositee to exercise shareholders' rights).


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


         "Re-issued Shares" means the new ordinary shares of KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag which will be issued in replacement of the Cancelled Shares.

         "Rules" shall have the meaning ascribed to it in Clause 18.3 (Arbitration).

         "Secured Liabilities" mean collectively, all moneys, obligations and liabilities whatsoever (in the same currency in which such moneys, obligations and liabilities are, as appropriate, expressed to be payable), which are now or which may at any time after the date of this Agreement be due, owing, incurred and/or outstanding from any of the Countersignors to the Depositee or any Finance Party or any transferee or assignee or replacement or successor of the Depositee or such Finance Party under any of the Senior Finance Documents to which any of the Countersignors and such person is a party and which arise under such Senior Finance Documents, the principal details of which are set out in Clause 2 (The Secured Liabilities).

         "Security Deposit" means the deposit ("zarolt letet") created and granted over the Deposited Shares by the Depositors in favour of the Depositee pursuant to Clause 3.1. (Security Deposit).

         "Senior Secured Debt Facility Agreement" means the EUR 130,000,000 senior secured debt facility agreement dated on or about the date of this Agreement made between: (1) Hungarotel Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (2) RABA-COM Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (3) Papa es Tersege Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (4) KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (5) Hungarian Telephone and Cable Corp. as Guarantor; (6) HTCC Tanacsado Reszvenytarsasag as Guarantor; (7) Citibank, N.A. and Westdeutsche Landesbank Girozentrale as Arrangers; (8) Citibank International plc. as Facility Agent; (9) Citibank Rt. as Security Agent; and (10) the financial institutions defined in such senior secured debt facility agreement as the Original Lenders.

         "Valuation Price" has the meaning provided for in Clause 10.2 (Procedure).

2.1      Defined terms in the Senior Secured Debt Facility Agreement
         In this Agreement all terms and expressions shall, in the absence of contrary intention or unless otherwise defined, have the meanings attributed to such terms and expressions in the Senior Secured Debt Facility Agreement (including by reference to any other document), mutatis mutandis. Clause 1.2 (Construction) of the Senior Secured Debt Facility Agreement shall be deemed to be incorporated in this Agreement, mutatis mutandis.

2.       THE SECURED LIABILITIES

2.1      Liabilities arising under the Senior Finance Documents
         The Contracting Parties hereby declare that under the terms and conditions of the Senior Finance Documents:


                                       3

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         (a)  the Depositor undertook, subject to the terms and conditions of the Senior Finance Documents to which it is a party:

              (i) to pay certain fees, costs and expenses arising in relation to such Senior Finance Documents; and

              (ii) to perform and/or comply with its obligations under such
                   Senior Finance Documents,

              Provided that the aggregate secured amount under (i) shall not exceed the equivalent of twenty five million euro (EUR 25,000,000);

         (b) Hungarotel Tavkozlesi Koncesszios Reszvenytarsasag undertook, subject to the terms and conditions of the Senior Finance Documents to which it is a party:

              (i) to repay any Facility A Loans then drawn down by it and outstanding, which may be for an aggregate amount of up to the equivalent of seventy nine million euro (EUR 79,000,000), in accordance with the following repayment schedule (as amended from time to time pursuant to the Senior Secured Debt Facility Agreement);

                    Repayment Date                     Repayment of Facility A
                                                       Loans (%)
                    --------------                     -------------------------

                    30 June 2001                         three per cent. (3%)
                    31 December 2001                     four per cent. (4%)
                    30 June 2002                         five per cent. (5%)
                    31 December 2002                     six per cent. (6%)
                    30 June 2003                         seven per cent. (7%)
                    31 December 2003                     seven per cent. (7%)
                    30 June 2004                         seven per cent. (7%)

              (ii) to repay each Facility B Loan drawn down by it, which may be for an amount of up to five million euro (EUR 5,000,000), at the end of the relevant Interest Period in accordance with the terms and conditions provided for in the Senior Secured Debt Facility Agreement;

              (iii) to pay interest on the Facility A Loan and any Facility B
                    Loan, in each case, drawn down by it and outstanding, which shall accrue on a daily basis and be calculated on the basis of a year of three hundred and sixty (360) days and the actual number of days elapsed and the rate of such interest shall be the percentage rate per annum which is the aggregate of: (A) one point seven five per cent. per annum (1.75% p.a.), subject to any reduction pursuant to Clause
                    9.6 (Adjustments to Margin) of the Senior Secured Debt Facility Agreement; (B) in relation to any Loan denominated in forint, BUBOR, or in relation to any Loan denominated in euro, EURIBOR; and (C) the Associated Costs, if any;

              (iv) to pay certain fees, costs and expenses arising in relation to such Senior Finance Documents; and

              (v) to perform and/or comply with its obligations under such Senior Finance Documents,

              Provided that the aggregate secured amount under (iv) shall not exceed the equivalent of twenty five million euro (EUR 25,000,000);

         (c) RABA-COM Tavkozlesi Koncesszios Reszvenytarsasag undertook, subject to the terms and conditions of the Senior Finance Documents to which it is a party:

              (i) to repay any Facility A Loans then drawn down by it and outstanding, which may be for an aggregate amount of up to the equivalent of fourteen million euro (EUR 14,000,000), in accordance with the following repayment schedule (as amended from time to time pursuant to the Senior Secured Debt Facility Agreement);

                    Repayment Date                  Repayment of Facility A
                                                    Loans (%)
                    --------------                  ----------------------------

                    30 June 2001                    three per cent. (3%)
                    31 December 2001                four per cent. (4%)
                    30 June 2002                    five per cent. (5%)
                    31 December 2002                six per cent. (6%)
                    30 June 2003                    seven per cent. (7%)
                    31 December 2003                seven per cent. (7%)
                    30 June 2004                    seven per cent. (7%)
                    31 December 2004                seven per cent. (7%)
                    30 June 2005                    eight per cent. (8%)
                    31 December 2005                eight per cent. (8%)
                    30 June 2006                    eight per cent. (8%)
                    31 December 2006                ten per cent. (10%)
                    30 June 2007                    ten per cent. (10%)
                    31 December 2007                ten per cent. (10%)


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


                    Repayment Date                  Repayment of Facility A
                                                    Loans (%)
                    --------------                  ----------------------------

                    TOTAL:                          one hundred per cent.
                                                    (100%)

              (ii) to repay each Facility B Loan drawn down by it, which may be for an amount of up to five million euro (EUR 5,000,000), at the end of the relevant Interest Period in accordance with the terms and conditions provided for in the Senior Secured Debt Facility Agreement;

              (iii) to pay interest on the Facility A Loan and any Facility B
                    Loan, in each case, drawn down by it and outstanding, which shall accrue on a daily basis and be calculated on the basis of a year of three hundred and sixty (360) days and the actual number of days elapsed and the rate of such interest shall be the percentage rate per annum which is the aggregate of: (A) one point seven five per cent. per annum (1.75% p.a.), subject to any reduction pursuant to Clause
                    9.6 (Adjustments to Margin) of the Senior Secured Debt Facility Agreement; (B) in relation to any Loan denominated in forint, BUBOR, or in relation to any Loan denominated in euro, EURIBOR; and (C) the Associated Costs, if any;

              (iv) to pay certain fees, costs and expenses arising in relation to such Senior Finance Documents; and

              (v) to perform and/or comply with its obligations under such Senior Finance Documents,

              Provided that the aggregate secured amount under (iv) shall not exceed the equivalent of twenty five million euro (EUR 25,000,000);

         (d) Papa es Tersege Tavkozlesi Koncesszios Reszvenytarsasag undertook, subject to the terms and conditions of the Senior Finance Documents to which it is a party:

              (i) to repay any Facility A Loans then drawn down by it and outstanding, which may be for an aggregate amount of up to the equivalent of thirteen million euro (EUR 13,000,000), in accordance with the following repayment schedule (as amended from time to time pursuant to the Senior Secured Debt Facility Agreement);

                    Repayment Date                  Repayment of Facility A
                                                    Loans (%)
                    --------------                  ----------------------------

                    30 June 2001                      three per cent. (3%)
                    31 December 2001                  four per cent. (4%)
                    30 June 2002                      five per cent. (5%)
                    31 December 2002                  six per cent. (6%)


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                    Repayment Date                  Repayment of Facility A
                                                    Loans (%)
                    --------------                  ----------------------------

                    30 June 2003                      seven per cent. (7%)
                    31 December 2003                  seven per cent. (7%)
                    30 June 2004                      seven per cent. (7%)
                    31 December 2004                  seven per cent. (7%)
                    30 June 2005                      eight per cent. (8%)
                    31 December 2005                  eight per cent. (8%)
                    30 June 2006                      eight per cent. (8%)
                    31 December 2006                  ten per cent. (10%)
                    30 June 2007                      ten per cent. (10%)
                    31 December 2007                  ten per cent. (10%)
                    TOTAL:                            one hundred per cent.
                                                      (100%)


              (ii) to repay each Facility B Loan drawn down by it, which may be for an amount of up to five million euro (EUR 5,000,000), at the end of the relevant Interest Period in accordance with the terms and conditions provided for in the Senior Secured Debt Facility Agreement;

              (iii) to pay interest on the Facility A Loan and any Facility B
                    Loan, in each case, drawn down by it and outstanding, which shall accrue on a daily basis and be calculated on the basis of a year of three hundred and sixty (360) days and the actual number of days elapsed and the rate of such interest shall be the percentage rate per annum which is the aggregate of: (A) one point seven five per cent. per annum (1.75% p.a.) annum, subject to any reduction pursuant to Clause 9.6 (Adjustments to Margin) of the Senior Secured Debt Facility Agreement; (B) in relation to any Loan denominated in forint, BUBOR, or in relation to any Loan denominated in euro, EURIBOR; and (C) the Associated Costs, if any;

              (iv) to pay certain fees, costs and expenses arising in relation to such Senior Finance Documents; and

              (v) to perform and/or comply with its obligations under such Senior Finance Documents,

              Provided that the aggregate secured amount under (iv) shall not exceed the equivalent of twenty five million euro (EUR 25,000,000);

         (e) KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag undertook, subject to the terms and conditions of the Senior Finance Documents to which it is a party:

              (i) to repay any Facility A Loans then drawn down by it and outstanding, which may be for an aggregate amount of up to the


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

                    equivalent of twenty six million euro (EUR 26,000,000), in accordance with the following repayment schedule (as amended from time to time pursuant to the Senior Secured Debt Facility Agreement);

                    Repayment Date                  Repayment of Facility A
                                                    Loans (%)
                    --------------                  ----------------------------

                    30 June 2001                      three per cent. (3%)
                    31 December 2001                  four per cent. (4%)
                    30 June 2002                      five per cent. (5%)
                    31 December 2002                  six per cent. (6%)
                    30 June 2003                      seven per cent. (7%)
                    31 December 2003                  seven per cent. (7%)
                    30 June 2004                      seven per cent. (7%)
                    31 December 2004                  seven per cent. (7%)
                    30 June 2005                      eight per cent. (8%)
                    31 December 2005                  eight per cent. (8%)
                    30 June 2006                      eight per cent. (8%)
                    31 December 2006                  ten per cent. (10%)
                    30 June 2007                      ten per cent. (10%)
                    31 December 2007                  ten per cent. (10%)
                    TOTAL:                            one hundred per cent.
                                                      (100%)

              (ii) to repay each Facility B Loan drawn down by it, which may be for an amount of up to five million euro (EUR 5,000,000), at the end of the relevant Interest Period in accordance with the terms and conditions provided for in the Senior Secured Debt Facility Agreement;

              (iii) to pay interest on the Facility A Loan and any Facility B
                    Loan, in each case, drawn down by it and outstanding, which shall accrue on a daily basis and be calculated on the basis of a year of three hundred and sixty (360) days and the actual number of days elapsed and the rate of: (A) such interest shall be the percentage rate per annum which is the aggregate of one point seven five per cent. per annum (1.75% p.a.), subject to any reduction pursuant to Clause 9.6 (Adjustments to Margin) of the Senior Secured Debt Facility Agreement; (B) in relation to any Loan denominated in forint, BUBOR, or in relation to any Loan denominated in euro, EURIBOR; and (C) the Associated Costs, if any;

              (iv) to pay certain fees, costs and expenses arising in relation to such Senior Finance Documents; and

              (v) to perform and/or comply with its obligations under such Senior Finance Documents,


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


              Provided that the aggregate secured amount under (iv) shall not exceed the equivalent of twenty five million euro (EUR 25,000,000);

         (f) HTCC Tanacsado Reszvenytarsasag undertook, subject to the terms and conditions of the Senior Finance Documents to which it is a party:

              (i) to pay certain fees, costs and expenses arising in relation to such Senior Finance Documents; and

              (ii) to perform and/or comply with its obligations under such Senior Finance Documents,

              Provided that the aggregate secured amount under (i) shall not exceed the equivalent of twenty five million euro (EUR 25,000,000);

2.2      Liabilities arising under this Agreement
         The Contracting Parties hereby declare that, under the terms and conditions of this Agreement, the Depositor undertakes, subject to such terms and conditions:

         (a) to pay the fees, costs and expenses arising in relation to this Agreement; and

         (b)  to perform and/or comply with its obligations.

2.3      Secured Liabilities
         Each of the Depositor and the Countersignors hereby unconditionally and irrevocably acknowledges and agrees that the Secured Liabilities will not be duly and fully discharged until each and every of their respective obligations and/or liabilities whatsoever provided for in Clause 2.1 (Liabilities arising under the Senior Finance Documents) and Clause 2.2 (Liabilities arising under this Agreement) have been duly and fully discharged.

3.       THE SECURITY DEPOSIT

3.1      Security Deposit
         For the purpose of securing the Secured Liabilities the Depositor hereby irrevocably and unconditionally creates a Security Deposit over each registered share comprising the Deposited Shares. The Deposited Shares shall be blank endorsed. The Security Deposit is made in favour of the Depositee acting on its own behalf and in its capacity as Security Agent acting on behalf of each Finance Party and any transferees or assignees or replacements or successors of the Depositee or any such Finance Party, for the full amount of the Secured Liabilities.

3.2      Joint and several security
         The Security Deposit established by this Agreement is joint and several. Each Deposited Share serves as Encumbrance for the whole of the Secured Liabilities. The Depositee shall be entitled to select any one or more of the


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


         Deposited Shares as the Depositee, in the Depositee's absolute discretion sees fit, against which to enforce the Security Deposit.

3.3      Additional security
         The rights constituted by this Agreement are in addition to and are not in any way prejudiced or affected by any other Encumbrance, security, guarantee, indemnity or other right whatsoever now or subsequently held by the Depositee and/or any Finance Party for any of the Secured Liabilities. The powers conferred on the Depositee by this Agreement in relation to the Secured Liabilities and the Deposited Shares, shall be in addition to and not in substitution for the rights conferred on Depositee and the Finance Parties by laws and regulations of Hungary or other Applicable Law except in so far as they are expressly excluded in this Agreement and, where there is any ambiguity or conflict between such rights contained in any such laws and regulations of Hungary or other Applicable Law and those conferred by this Agreement, then the terms of this Agreement shall, to the extent permitted by such laws and regulations of Hungary or other Applicable Law, prevail.

3.4      Continuing security
(a) The Contracting Parties agree and confirm that any transferee becoming a party to the Senior Secured Debt Facility Agreement pursuant to Clause 23 (Changes to the Lenders) of such Senior Secured Debt Facility Agreement as a Lender or any other person otherwise becoming a party to the Senior Secured Debt Facility Agreement as an assignee or transferee or replacement or successor of a Finance Party shall thereupon become entitled to the benefit of the provisions contained in this Agreement as if such transferee or person had originally been and had been named as a party to this Agreement (subject to compliance with Clause 11 (Release notice)).

(b)      The Security Deposit constituted by this Agreement shall:

         (i) be a continuing Encumbrance for the due payment, satisfaction and discharge in full of the Secured Liabilities and such Encumbrance shall not be considered as satisfied or discharged or prejudiced by any intermediate payment, satisfaction or settlement of any part of the Secured Liabilities or any other matter or thing whatsoever; and

         (ii) not be prejudiced by any time or indulgence granted to any person, or any abstention or delay by the Depositee or any Finance Party in perfecting or enforcing any Encumbrance, securities, guarantees, or rights or remedies whatsoever.

4.       CONSTITUTION OF THE SECURITY DEPOSIT
         The Security Deposit established by this Agreement shall be constituted upon the execution of this Agreement.


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

5.       NOTATION IN THE SHARE REGISTRY
         Each of the Countersignors hereby irrevocably and unconditionally undertakes to enter and maintain in its share registry notations reflecting the fact that the Deposited Shares have been deposited in favour of the Depositee in its own capacity and in its capacity as Security Agent, in form and substance acceptable to the Depositee. The Depositor shall deliver to the Depositee a certified copy of each Countersignor's share registry showing the notations referred to above simultaneously with the execution of this Agreement.

         Until the Secured Liabilities are duly paid, satisfied and discharged in full, if each of the Countersignors shall: (i) make a bonus issue of shares; or (ii) sub-divide its outstanding shares; or (iii) reclassify any of its shares into other securities of the respective Countersignor; or (iv) grant, issue or offer to shareholders of the respective Countersignor options, rights or warrants entitling them to:
         (1) subscribe for or purchase shares; or (2) subscribe for or purchase securities convertible into or exchangeable for, or which carry rights to subscribe or purchase shares; or (v) make or do any similar or analogous action or deed, then any such shares or securities so granted offered or issued to the Depositor shall become security in favour of the Depositee, and shall immediately be deposited by the Depositor in accordance with the terms and conditions of this Agreement.

6.       PRIORITY OF THE SECURITY DEPOSIT

6.1      The priority of the Security Deposit
         No other Encumbrance whatsoever shall be created over the Deposited Shares where such Encumbrance would rank ahead of the Security Deposit except as expressly provided for and permitted by operation of mandatory provisions of laws and regulations of Hungary.

6.2      Delegation of rights
         The Depositee may, at any time and from time to time, delegate to any person all or any of the rights and benefits which are at such time, being exercised or capable of being exercised by the Depositee under this Agreement in relation to the Deposited Shares or any part thereof.

7.       REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR
         The Depositor makes each of the representations and warranties set out in this Clause 7 to the Depositee and acknowledges that the Depositee has entered into this Agreement and that each Finance Party and the Security Agent have entered into the Senior Secured Debt Facility Agreement and the documents provided for therein, in reliance on these representations and warranties.

7.1      The Deposited Shares
         Save as expressly disclosed in writing to the Depositee prior to the date of this Agreement or promptly upon the acquisition of any new shares in any of the Countersignors by the Depositor, the Depositor confirms that:

         (a) it is the exclusive owner of the Deposited Shares and has not sold or otherwise disposed of or agreed to sell or otherwise dispose of the


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

              Deposited Shares or any of its rights or benefits in respect of the Deposited Shares or any part thereof except in accordance with this Agreement;

         (b) it has all necessary power, has taken all necessary corporate action, has obtained all necessary consents of all government agencies and bodies and has taken all action necessary or required by laws and regulations of Hungary or other Applicable Law to enable it to duly execute this Agreement and to duly perform and/or comply with its obligations arising under this Agreement;

         (c) there subsists no fact(s), event(s) and/or circumstance(s) and/or any breach of any law or regulation of Hungary or other Applicable Law which may have a Material Adverse Effect;

         (d) there are no third party rights whatsoever affecting the Deposited Shares save for the Permitted Encumbrances;

         (e) it has received no notice of any claims (adverse or otherwise) by any person in respect of the ownership of the Deposited Shares or claiming any interest whatsoever in such Deposited Shares, nor has any acknowledgement whatsoever been given to any person in respect of the Deposited Shares;

         (f) this Agreement creates a valid and perfected first priority Encumbrance over the Deposited Shares and each and every part thereof, which secures the payment of the Secured Liabilities, and which is enforceable as such against all creditors and purchasers of the Depositor; and

         (g) neither the making of this Agreement nor their compliance with this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a default (however described or provided for) under any other agreement to which it is a party or by which it is bound, or violate any of the terms and conditions of its constitutional documents or any judgement, decree or order, rule or regulation applicable to it.

7.2      Security
         This Agreement creates those Encumbrances it purports to create and may not be avoided or otherwise set aside on the winding-up, liquidation or bankruptcy of the Depositor or otherwise except by operation of mandatory provisions of the laws and regulations of Hungary.

8.       UNDERTAKINGS OF EACH DEPOSITOR

8.1      Duration
         The undertakings set out in this Clause 8 remain in force at all times throughout the Deposit Period.

8.2      Prohibited use, disposals
         Unless otherwise provided by this Agreement or the Senior Secured Debt Facility Agreement, the Depositor may not, without the prior written consent of the Depositee, save as expressly disclosed in writing to the Depositee prior to the date of this Agreement or promptly after the acquisition of new shares in any of the Countersignors following the date of this Agreement:

         (a) create or permit to subsist any Encumbrance whatsoever on any of the Deposited Shares or any part thereof; or

         (b) sell, transfer, grant, lease or otherwise dispose of any interest whatsoever in the Deposited Shares (or any part of such Deposited Shares); or

         (c) waive its right(s) of ownership in the Deposited Shares, or otherwise do or permit to be done any act or thing which might jeopardise the interests and/or rights of the Depositee or any Finance Party.

         The Contracting Parties acknowledge that such restrictions of dealing may not be registered in the share registers of the Countersignors and may therefore not be binding on third parties.

8.3      Cancelled Shares and Re-issued Shares
         The Depositor and KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag hereby jointly, unconditionally and irrevocably undertake to facilitate the cancellation procedure in respect of the Cancelled Shares. To the extent that the cancellation procedure initiated by KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag is terminated because the Cancelled Shares are found or for any other reason(s) whatsoever (other than the final and binding cancellation of the Cancelled Shares), the Depositor shall as quickly as practicable deposit such Cancelled Shares with Depositee. The Depositor and KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag hereby jointly, unconditionally and irrevocably undertake to procure, as quickly as practicable, the issue of the Re-issued Shares, following which, the Depositor shall, as quickly as practicable, deposit the Re-issued Shares with the Depositee.

9.       PROTECTION OF ENCUMBRANCE
         If the Depositor fails to do so and/or immediately after the occurrence of emergency or extreme circumstance(s), the Depositee shall be entitled at any time to take any such action as the Depositee, in its reasonable discretion, thinks fit for the purpose of protecting the Encumbrance constituted by this Agreement. The Depositor hereby unconditionally and irrevocably agrees to indemnify the Depositee on demand against any losses, liabilities, fees, costs and expenses, properly and duly incurred or expended by the Depositee in the protection or attempted protection of the Encumbrance constituted by this Agreement.

10.      DEPOSITEE'S RIGHT OF SATISFACTION

10.1     Sale
         The Contracting Parties irrevocably and unconditionally agree that the Depositee may exercise its right to satisfaction under this Agreement by transfer, sale or other disposal of the Deposited Shares following the occurrence of an Event of Default on its own behalf and on behalf of each and every Finance Party.

10.2     Procedure
         The Contracting Parties hereby irrevocably and unconditionally agree that notwithstanding the provisions of Clause 10.1 (Sale), once the right to seek satisfaction under this Agreement from the Security Deposit or any part thereof has arisen, the Depositee shall be entitled and the Depositor hereby unconditionally and irrevocably authorises the Depositee, pursuant to the power of attorney, the form of which is set out in Schedule 5 (Form of the Power of Attorney from a Depositor to the Depositee to exercise shareholder's rights), until the earlier of:
         (i) the Secured Liabilities being duly paid, satisfied and discharged in full; and (ii) the transfer, sale or other disposal of the Deposited Shares, to exercise for and on behalf of the Depositor and without any limitation, all or any of their shareholders' rights, as shareholder of the relevant Countersignor.

         The Depositor hereby irrevocably and unconditionally agrees to renew the power of attorney, issued on the date of this Agreement substantially in the form of Schedule 5 (Form of the Power of Attorney from a Depositor to the Depositee to exercise shareholders' rights) every twelve (12) months after the date of this Agreement throughout the Deposit Period.

         In addition to the above, the Depositee shall be entitled to transfer, sell or otherwise dispose for value the Deposited Shares. In the event that the Depositee, in exercising its rights under this Agreement, shall decide to transfer, sell or otherwise dispose of all or part of the Deposited Shares, the Depositee shall use reasonable endeavours to transfer, sell or otherwise dispose of the Deposited Shares through an independent, internationally recognised auction house appointed by the Depositee. The Deposited Shares shall be initially offered at the market value as determined by an independent, internationally recognised accounting firm appointed jointly by the Depositee, the Depositor and the relevant Countersignor (the "Valuation Price"). Notwithstanding the foregoing, the Depositor may solicit potential offers for the Deposited Shares, and the Depositee agrees to consider any offers so solicited. In the event that no offers are received at or above the Valuation Price within sixty (60) days of appointment of the aforementioned accounting firm, then the Depositee shall be free to accept any third party offer(s) made for the transfer, sale or other disposal of the Deposited Shares.

10.3     Application of proceeds
         Any moneys received by the Depositee after the Security Deposit created by this Agreement has been enforced pursuant to this Agreement shall be applied in the following order of priority (but without prejudice to the right of any Finance Party to recover any and all shortfall(s) arising under the Senior Finance Documents from the Depositor and/or any Countersignor) by the Depositee:

         (a) in satisfaction of, or provision, for all fees, costs and expenses incurred by the Depositee in connection with the enforcement of this Agreement;

         (b)  in or towards payment of the Secured Liabilities; and

         (c)  in payment of the surplus (if any) to the relevant Depositor.

11.      RELEASE NOTICE
         The Depositee undertakes at the end of the Deposit Period to issue to the Depositor the Depositee's Declaration, which is required for the deletion of the Security Deposit from the share registry of the relevant Countersignor at the end of the Deposit Period.

12.      FURTHER ASSURANCES
         By executing this Agreement, the Depositor hereby unconditionally and irrevocably consents to the Depositee taking whatever actions the Depositee may reasonably and practicably require at the Depositor's own expense, for:

         (a) registering or protecting the rights created by this Agreement over any of the Deposited Shares; and/or

         (b) facilitating the enforcement against any Deposited Share or the exercise of any right, power or discretion exercisable, by the Depositee or any of its or their delegates or agents in respect of any of the Deposited Shares; and/or

         (c) the execution of any document or the giving of any notice, order or direction and the making of any registration, which in any such case, the Depositee may reasonably think expedient.

13.      APPOINTMENT OF ATTORNEY

         In order to maintain the perfection, enforce or realise the Security Deposit constituted by this Agreement the Depositor and each of the Countersignors hereby jointly unconditionally appoint:
         (a)  the Depositee; and
         (b) each such delegate as is referred to in Clause 6.2 (Delegation of rights), to be its attorney at any time to sign and do all such acts and things which the Depositor and any of the Countersignors could do or ought to do pursuant to the provisions contained in this Agreement in relation to the Deposited Shares and generally in the name of the Depositor and each of the Countersignors to maintain the perfection, enforce or realise the Security Deposit.

14.      AMENDMENTS
         The Contracting Parties hereby agree that any provisions of this Agreement may only be amended in writing with the consent of each Contracting Party.

15.      EXPENSES AND INDEMNITY
         The Depositor and each of the Countersignors shall, on the basis of joint and several liability, forthwith on demand pay to the Depositee and each Finance Party, all properly documented fees, costs and expenses (including, but not limited to, legal fees) properly incurred by the Depositee or such Finance Party, as applicable, in connection with this Agreement or in connection with the enforcement of or the preservation of any rights under any of the Senior Finance Documents to which the Depositor and/or any of the Countersignors are a party and keep the Depositee and each Finance Party indemnified against any failure or delay of the Depositor and/or any of the Countersignors and/or any of its agents and representatives in paying the same.

16.      ASSIGNS
         Neither the Depositor nor any of the Countersignors shall be entitled to assign or transfer all or any of their respective rights, benefits and obligations under this Agreement. The Depositee and each Finance Party may assign or transfer all or any of their rights, benefits and obligations under this Agreement, in accordance with the provisions set out in Section 8 (Changes to Parties) of the Senior Secured Debt Facility Agreement.

17.      NOTICES

17.1     Communications in writing
         Each communication to be made under this Agreement shall be made in writing and, unless otherwise stated, shall be made by fax or letter provided that if any notice is delivered by fax, the written original of such notice shall be sent to the Depositee by first class prepaid letter.

         17.2 Delivery Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days' written notice to the Depositee specified another address) be made or delivered to that other person at the address set out in Clause 17.4 (Addresses for notices) below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as a Transferee) and shall be deemed to have been made or delivered in the case of any communication made:

         (a)  by letter, when left at that address or (as the case may be) ten
              (10) days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

         (b) by facsimile, when dispatched Provided that: (a) a confirmation of uninterrupted transmission by a transmission report is received; and (b) there having been no telephonic communication by the recipient to the sender (any such telephonic communication to be confirmed in writing) that the facsimile has not been received in legible form within 3 hours after sending, if sent on a Business Day between the hours of 9:00 a.m. and 4:00 p.m. in the recipient's time zone or if sent other than between the hours of 9:00 a.m. and 4:00 p.m. in the recipient's time zone on a Business Day, by noon on the next following Business Day. For the purposes of this sub-clause, a Business Day is a day (other than a Saturday or Sunday) on which banks (generally) are open for business in the places where both the sender and the recipient of the facsimile are situated,

         Provided that any communication or document to be made or delivered to the Depositee shall be effective only when received by the Depositee and then only if the same is expressly marked for the attention of the department or officer identified in Clause 17.4 (Addresses for notices) below (or such other department or officer as the Depositee shall from time to time specify for this purpose).

17.3     Language
         Each communication and document made or delivered by one Contracting Party to another pursuant to this Agreement shall be in the English language.

17.4     Addresses for notices

(a) The address, telephone number and facsimile number of the Depositor for all notices under or in connection with this Agreement are:

         Address:       Hungarian Telephone and Cable Corp.
         Attention:     Kaj Ole Bertram
         Telephone:     +36 1 474 7701
         Facsimile:     +36 1 474 0350

         Copied to:     Legal Counsel
                        (Dr. Peter Lakatos - Koves Clifford Chance Punder
                        Madach Trade Center, Madach Imre ut 14, H-1075 Budapest,
                        Hungary
                        Telephone: +36 1 268 1600
                        Facsimile: +36 1 268 1610)

         or such other as it may notify to the Depositee and each of the Countersignors by not less than fifteen (15) Business Days' prior written notice;

(b) the address, telephone number and facsimile number of the Depositee for all notices under or in connection with this Agreement are:

         Address:       Citibank Rt.
                        Citibank Tower, Bank Center
                        Szabadsag ter 7.
                        H-1051 Budapest
                        Hungary
         Attention:     Corporate Bank Head (Mark T. Robinson)
                        Legal Department Head (Dr. Karoly Foti)
         Telephone:     +36 1 374 5000
         Facsimile:     +36 1 374 5115

         or such other as it may notify to the Depositor, and each of the Countersignors by not less than fifteen (15) Business Days' prior written notice;

(c) the address, telephone number and facsimile number of Hungarotel Tavkozlesi Koncesszios Reszvenytarsasag for all notices under or in connection with this Agreement are:

         Address:       Hungarotel Tavkozlesi Koncesszios Reszvenytarsasag
         Attention:     Kaj Ole Bertram
         Telephone:     +36 1 474 7701
         Facsimile:     +36 1 474 0350

         Copied to:     Legal Counsel

                        (Dr. Peter Lakatos - Koves Clifford Chance Punder
                        Madach Trade Center, Madach Imre ut 14, H-1075 Budapest, Hungary
                        Telephone: +36 1 268 1600
                        Facsimile: +36 1 268 1610)

         or such other as it may notify to the Depositor, the Depositee and each of the other Countersignors by not less than fifteen (15) Business Days' prior written notice;

(d) the address, telephone number and facsimile number of RABA-COM Tavkozlesi Koncesszios Reszvenytarsasag for all notices under or in connection with this Agreement are:

         Address:       RABA-COM Tavkozlesi Koncesszios Reszvenytarsasag
         Attention:     Kaj Ole Bertram
         Telephone:     +36 1 474 7701
         Facsimile:     +36 1 474 0350

         Copied to:     Legal Counsel
                        (Dr. Peter Lakatos - Koves Clifford Chance Punder

                        Madach Trade Center, Madach Imre ut 14, H-1075 Budapest, Hungary
                        Telephone: +36 1 268 1600
                        Facsimile: +36 1 268 1610)

         or such other as it may notify to the Depositor, the Depositee, and each of the other Countersignors by not less than fifteen (15) Business Days' prior written notice;

(e) the address, telephone number and facsimile number of Papa es Tersege Tavkozlesi Koncesszios Reszvenytarsasag for all notices under or in connection with this Agreement are:

         Address:       Papa es Tersege Tavkozlesi Koncesszios Reszvenytarsasag
         Attention:     Kaj Ole Bertram
         Telephone:     +36 1 474 7701
         Facsimile:     +36 1 474 0350

         Copied to:     Legal Counsel

                        (Dr. Peter Lakatos - Koves Clifford Chance Punder
                        Madach Trade Center, Madach Imre ut 14, H-1075 Budapest, Hungary
                        Telephone: +36 1 268 1600
                        Facsimile: +36 1 268 1610)

         or such other as it may notify to the Depositor, the Depositee and each of the other Countersignors by not less than fifteen (15) Business Days' prior written notice; and

(f) the address, telephone number and facsimile number of KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag for all notices under or in connection with this Agreement are:

         Address:       KNC Kelet-Nograd COM Tavkozlesi Koncesszios
                        Reszvenytarsasag
         Attention:     Kaj Ole Bertram
         Telephone:     +36 1 474 7701
         Facsimile:     +36 1 474 0350

         Copied to:     Legal Counsel
                        (Dr. Peter Lakatos - Koves Clifford Chance Punder
                        Madach Trade Center, Madach Imre ut 14, H-1075 Budapest,
                        Hungary
                        Telephone: +36 1 268 1600
                        Facsimile: +36 1 268 1610)
         or such other as it may notify to the Depositee, the Depositor and each of the other Countersignors by not less than fifteen (15) Business Days' prior written notice;

(g) the address, telephone number and facsimile number of HTCC Tanacsado Reszvenytarsasag for all notices under or in connection with this Agreement are:

         Address:       HTCC Tanacsado Reszvenytarsasag
         Attention:     Kaj Ole Bertram
         Telephone:     +36 1 474 7701
         Facsimile:     +36 1 474 0350

         Copied to:     Legal Counsel
                        (Dr. Peter Lakatos - Koves Clifford Chance Punder
                        Madach Trade Center, Madach Imre ut 14, H-1075 Budapest,
                        Hungary
                        Telephone: +36 1 268 1600
                        Facsimile: +36 1 268 1610)

         or such other as it may notify to the Depositee, the Depositor and each of the Countersignors by not less than fifteen (15) Business Days' prior written notice;

17.5     Representation
         The Depositor, the Depositee and each of the Countersignors shall each procure and ensure that for the duration of this Agreement, they shall maintain a representative at the addresses specified above, duly empowered to take receipt of any such notice or communication during regular business hours.

18.      MISCELLANEOUS

18.1     Language
         This Agreement shall be executed in the English language.

18.2     Governing law
         This Agreement shall be governed by, and shall be construed in accordance with Hungarian law.

18.3     Arbitration
         Any dispute (a "Dispute") arising out of or in connection with this Agreement (including a Dispute regarding the existence, validity, interpretation, breach or termination of this Agreement or the consequences of its nullity) shall be referred to and finally settled by arbitration under the Rules of Conciliation and Arbitration (the "Rules") of the Arbitration Court of the Hungarian Chamber of Commerce by three arbitrators appointed in accordance with the Rules. The place and seat of any arbitration proceedings commenced pursuant to this Clause 18.3 shall be Budapest. The language in which such arbitration shall be conducted shall be English or Hungarian, by agreement of the parties to such proceedings, or failing such agreement, as the Depositee may in its sole discretion elect. Any judgement or determination rendered shall be final and binding on the parties thereto and may be entered in any court having jurisdiction or application may be made to such court for an order of enforcement as the case may require. No failure or delay in exercising any rights of any Finance Party under this Agreement shall operate as a waiver, or preclude the further exercise of such rights.

         18.4 Service of process for arbitration proceedings The Depositor and each of the Countersignors agree that the process by which any arbitration proceedings are begun may be served on it by being delivered to the address identified in Clause 17.4 (Address for notices) above or other its registered office for the time beings or on the person duly appointed by the Depositor as its agent for service of process in Hungary and so notified in writing to the Depositee. If the appointment of the person(s) mentioned in this Clause 18.4 ceases to be effective the Depositor and/or the relevant Countersignor shall immediately appoint a further person in Hungary to act on its behalf in Hungary as agent for the commencement of arbitration proceedings and, failing such appointment within fifteen (15) days, the Depositee shall be entitled to appoint such a person by notice to the Depositor and the relevant Countersignor. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by Applicable Law.

18.5     Consent to enforcement
         The Depositor and each of the Countersignors hereby consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such proceedings.

18.6     Waiver of immunity
         To the extent that the Depositor or any of the Countersignors may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment or other legal process, the Depositor and/or the relevant Countersignor waive immunity in respect of:

         (a) the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or

         (b) the issue of any process against its assets for the enforcement of a judgement or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

18.7     Partial invalidity
         If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.



AS WITNESS the hands of the duly authorised representatives of the Contracting Parties to this Agreement the day and year first before written.